UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  x

Filed by a Party other than the Registrant  o

Check the appropriate box:

o      Preliminary Proxy Statement

o      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

x      Definitive Proxy Statement

o      Definitive Additional Materials

o      Soliciting Material under §240.14a-12

GB Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x      No fee required.

o      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

o      Fee paid previously with preliminary materials.

o      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

GB SCIENCES, INC.

3550 W. Teco Avenue

Las Vegas, Nevada 89118

November 2, 2018

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of GB Sciences, Inc., a Nevada corporation (“GB Sciences”), to be held at 10:00 a.m. Pacific time on Thursday, December 13, 2018, at Del Frisco’s Steakhouse, 3925 Paradise Road, Las Vegas, NV 89169.  Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

GB Sciences is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering our costs.  We have posted our proxy materials on the Internet at www.colonialstock.com/GBLX2018.    You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

YOUR VOTE IS IMPORTANT.  Regardless whether you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy.  If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.

As always, we appreciate your loyalty and support as a shareholder of GB Sciences.

Sincerely,

John Poss

Chief Executive Officer

GB SCIENCES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, December 13, 2018

TO THE SHAREHOLDERS OF GB SCIENCES, INC.:

NOTICE is hereby given that the annual meeting (the “Meeting”) of the shareholders of GB Sciences, Inc., a Nevada corporation (“we,” “us,” “GB Sciences,” or the “Corporation”), will be held at 10:00 a.m. Pacific time on Thursday, December 13, 2018, at Del Frisco’s Steakhouse, 3925 Paradise Road, Las Vegas, NV 89169, to ratify the appointment of Soles, Heyn & Company LLP. as our independent registered public accounting firm for the fiscal year ended March 31, 2019.

Shareholders of record at the close of business on October 15, 2018, will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.  The accompanying proxy is solicited by the Board of Directors.  All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

Shareholders are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone.  FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET.  YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 13, 2018.  The Corporation’s Proxy Statement and Annual Report on Form 10-K are available online at www.colonialstock.com/GBLX2018.

BY ORDER OF THE BOARD OF DIRECTORS

John Poss

Chief Executive Officer

November 2, 2018

GB SCIENCES, INC.

3550 W. Teco Avenue

Las Vegas, Nevada 89118

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, December 13, 2018

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE ANNUAL MEETING

Security Holders Entitled to Vote

Holders of shares of common stock, par value $.0001 per share of GB Sciences, Inc., a Nevada corporation (“we,” “us,” “GB Sciences” or the “Corporation”), of record at the close of business on October 15, 2018 (the “Record Date”), will be entitled to vote at the annual meeting of shareholders to be held at 10:00 a.m. Pacific time on Thursday, December 13, 2018, at Del Frisco’s Steakhouse, 3925 Paradise Road, Las Vegas, NV 89169, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the “Meeting”).

This proxy statement (the “Proxy Statement”), together with the Notice of Annual Meeting of Shareholders, the enclosed proxy card, and the accompanying 2018 Annual Report on Form 10-K, was first made available to shareholders on or about November 2, 2018.

The information in this proxy statement relates to the proposal to be voted on at the Annual Meeting, the voting process and other required information.

There are no dissenters’ rights available in connection with any of the matters to be voted on at the Annual Meeting.

Voting of Proxies

If a proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein.  If you do not indicate instructions on your proxy, then your shares will be voted as follows:

•“FOR” the ratification of Soles, Heyn & Company LLP as our independent registered public accounting firm for the fiscal year ended March 31, 2019, as more fully described in the section herein entitled “Proposal 1.”

Quorum and Vote Required

A majority of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting.   Approval of the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of those shares present in person or represented by proxy and voting on that proposal at the Annual Meeting.

Abstentions and Broker Non-votes

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in “street name.” If you hold your shares beneficially in “street name,” you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker “non-votes,” which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as “non-routine” matters.

All of the matters scheduled to be voted on at the Annual Meeting are considered “routine.”

Electronic Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), GB Sciences is making this Proxy Statement, GB Sciences’ Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

If you received the Notice by mail and would prefer to receive a printed copy of GB Sciences’ proxy materials, please follow the instructions for requesting printed copies included in the Notice.  GB Sciences encourages you to take advantage of the availability of the proxy materials on the Internet.

The accompanying proxy is being solicited by the Board of Directors.  The entire cost of this solicitation will be paid by us.  In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners.  In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview.  Such persons will receive no additional compensation for such services.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet.  You may vote via the Internet.  The website address for Internet voting is provided on your Notice and proxy card.  You will need the control number appearing on your Notice and proxy card to vote via the Internet.  You may use the Internet to transmit your voting instructions up until 1:00 am, Pacific time, on December 13, 2018.  Internet voting is available 24 hours a day.  If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You may vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice and proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., Pacific time, on December 13, 2018.  Telephone voting is available 24 hours a day.  If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us.  You may also download the proxy card off the

Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

Voting in Person at the Meeting.  If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting.  If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Meeting.  To do this, you must timely:

•Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

•Attend the Meeting and vote in person.

If you attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Additional Proposals

Other than the proposal described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, John Poss and Ksenia Griswold, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.”  Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.  If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 or by telephone at (866) 721-0297.

Shares that may be Voted

You may vote all shares owned by you as of the close of business on October 15, 2018, the record date for the Annual Meeting, whether such shares are held of record or beneficially.  There is no cumulative voting.  On the record date, GB Sciences had outstanding 201,760,237 shares of common stock.  A holder of common stock is entitled to one vote for each share of common stock held on the record date for each of the Proposals.  The inspector of elections will be our transfer agent, Colonial Stock Transfer.   We intend to announce preliminary results of

voting at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC shortly after our Annual Meeting.

Questions about Stock Ownership

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Colonial Stock Transfer Company, Inc.

66 Exchange Place, 1st Floor

Salt Lake City, Utah  84111

(801) 355-5740

PROPOSAL REQUIRING YOUR VOTE

PROPOSAL I

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed Soles, Heyn & Company LLP (“Soles & Heyn”) as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending March 31, 2019 and recommends that shareholders vote for ratification of such appointment.  Although the Board is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the appointment by the Audit Committee of Soles & Heyn and ratification of that appointment by the shareholders of the Corporation, the Audit Committee may direct the appointment of a new independent accountant at any time during the year if the Board determines that such a change would be in the Corporation’s best interest and in the best interests of the shareholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and may reconsider the appointment.

Soles & Heyn has served as the Corporation’s independent accountants since June 2017.  It is anticipated that a representative from Soles & Heyn will not be present at the Meeting. If a representative from Soles & Heyn is in attendance at the Meeting, it is anticipated that such representative will be available to respond to appropriate questions and to make a statement, if so desired.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SOLES, HEYN & COMPANY LLPAS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2019.

AUDIT COMMITTEE REPORT

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee report by reference therein.

GB Sciences, Inc. strongly values the importance of accurate and transparent financial disclosure and effective internal controls over financial reporting. To that end, the Company is continually working to maintain sound accounting practices, internal controls and risk management practices. The Audit Committee engages and supervises our independent auditors and oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our annual report on Form 10-K for the fiscal year ended March 31, 2018 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Soles, Heyn & Company LLP (“Soles & Heyn”), the Company’s independent auditors, the matters required to be discussed by applicable Public Company Accounting Oversight Board standards. In addition, the Audit Committee has received the written disclosure and the letter from Soles & Heyn required by applicable requirements of the Public Company Accounting Oversight Board regarding Soles & Heyn’s communications with the Audit Committee concerning independence, and has discussed with Soles & Heyn its independence.

The Audit Committee discussed with Soles & Heyn the overall scope and plans for the audit. The Audit Committee met with Soles & Heyn, with and without management present, to discuss the results of Soles & Heyn’s examinations, evaluations or our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 filed with the SEC on June 29, 2018.

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

	Fiscal 2018	Fiscal 2017
Audit Fees(1)	$42,483	$31,000
Audit-Related Fees(2)	-	-
Tax Fees(3)	10,350	8,310
Subtotal	52,833	39,310
All other Fees(4)	-	-
Total	$52,833	$39,310

(1) Audit Fees – Audit fees billed to the Company in FY 2018 and 2017 include fees billed by Soles, Heyn & Company, LLP for auditing the Company's annual financial statements and reviewing the financial statements included in the Company's Quarterly Reports on Form 10-Q.

(2) Audit-Related Fees – There were no other fees billed by Soles, Heyn & Company, LLP for the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

(3) Tax Fees –Tax fees billed by Lavelle & Associates, CPAs during the last past fiscal year for professional services.

(4) All Other Fees – There were no other fees billed in FY 2018 and 2017 for products and services provided.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table shows information regarding the beneficial ownership of our common stock by each named executive officer, director and by certain beneficial owners and by the executive officers and directors as a group.  Percentage ownership is based on 221,801,839 shares of common stock outstanding as of November 1, 2018. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this Annual Report upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person.

Name of Beneficial Owner (1)	No. of Shares Owned		Percentage of Total Shares Owned
Officers and Directors
John Poss	3,537,646	(2)	1.57%
Dr. Andrea Small-Howard	2,251,417	(3)	1.00%
Ksenia Griswold	807,639	(4)	* (12)
Kevin Kuethe	1,375,000	(5)	* (12)
Leslie Bocskor	843,750	(6)	* (12)
Shane Terry	450,000	(7)	* (12)
Directors and officers as a group (six) persons	8,150,306		3.54%
5% Holders:
Lawrence D. Ordower	20,394,760	(8)	8.42%
Dave Ruggieri	14,086,500	(9)	5.97%
Robert Moody, Jr.	17,505,000	(10)	7.31%
Edward Pershing	14,006,500	(11)	5.94%

(1) Unless otherwise noted, the address of each person listed is GB Sciences, Inc. 3550 W. Teco Avenue, Las Vegas, NV 89118.

(2) Includes (a) 224,964 shares of common stock currently owned of record by Mr. Poss, (b) options to purchase 2,000,000 shares of common stock at $0.30 per share exercisable as of the Record Date or within 60 days thereafter, and (c) options to purchase 1,312,500 shares of common stock at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(3) Includes (a) 116,000 shares of common stock currently owned of record by Dr. Small-Howard, (b) options to purchase 497,917 shares of common stock at $0.17 per share exercisable as of the Record Date or within 60 days thereafter, (c) 1,200,000 additional shares of common stock issuable upon exercise of stock warrant at an exercise price of $0.30 per share, and (d) 437,500 shares of common stock issuable upon exercise of stock options at an exercise price of $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(4) Includes (a) 25,000 shares of common stock currently owned of record by Ms. Griswold, (b) options to purchase 100,000 shares of common stock at $0.29 per share exercisable as of the Record Date or within 60 days thereafter, (c) options to purchase 88,889 shares of common stock at $0.30 per share exercisable as of the Record Date or within 60 days thereafter, (d) options to purchase 350,000 shares of common stock at $0.32 per share exercisable as of the Record Date or within 60 days thereafter, and (e) options to purchase 243,750 shares of common stock at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(5) Includes 500,000 options to purchase shares of common stock at $0.32 per share exercisable as of the Record Date or within 60 days thereafter and options to purchase 875,000 shares of common at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(6) Includes 450,000 options to purchase shares of common stock at $0.16 per share exercisable as of the Record Date or within 60 days thereafter and options to purchase 393,750 shares of common at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(7) Includes 450,000 options to purchase shares of common stock at $0.16 per share exercisable as of the Record Date or within 60 days thereafter.

(8) Address is Lawrence B. Ordower, 25 East Washington Street, Suite 1400, Chicago, IL  60602. Of the total 4,858,000 are warrants owned by Mr. Ordower, 3,399,313 are common shares owned by Mr. Ordower, 1,622,000 are warrants held by ELGJO LLC, a limited liability company controlled by Mr. Ordower, 3,198,000 are common shares held by ELGJO LLC, 4,218,000 are warrants held by a trust over which Mr. Ordower has depository control, and 3,059,447 are common shares held by the trust.

(9) Address is David Ruggieri 1107 West Marion Ave, Unit 116, Punta Gorda, FL  33950. The total consists of 4,811,000 common shares held by Mr. Ruggieri and 9,275,500 shares of common stock issuable upon exercise of warrants.

(10) Address is Robert Moody Jr, 2302 Post Office Street, Suite 601, Galveston, TX  77550. The total consists of 6,262,500 common shares held by Mr. Moody, 500,00 common shares held by Moody Decendent Trust, 6,502,500 shares that may be acquired upon the exercise of warrants, and 4,240,000 may be acquired upon the conversion of notes.

(11) Address is Edward Pershing, 2220 Southerland Ave, Knoxville TN 37919. The total consists of 8,980,000 common shares held by Mr. Pershing, 5,026,500 shares that may be acquired upon the exercise of warrants.

(12) Less than 1%.

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS

The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation.  Each shareholder is entitled to one vote per each share of common stock owned.  There were 201,760,237 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.

OTHER INFORMATION

INFORMATION REGARDING THE CORPORATION

Annual Report

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 (the “Annual Report”).  GB Sciences will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report, as filed with the SEC, including the financial statements and a list of exhibits to the Annual Report.  We will furnish to any such person any exhibit described in the list of exhibits in the Annual Report upon the advance payment of a reasonable fee.   Requests for a copy of the Annual Report and/or any exhibit should be directed to the Chief Financial Officer, c/o GB Sciences, Inc., 3550 W. Teco Avenue, Las Vegas, Nevada 89118 or by telephone at (866) 721-0297.

OTHER MATTERS

Availability of Accountants

Representatives of our auditing firm are not expected to be present at the Meeting. If representatives are present, an opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

Deadline for Receipt of Shareholders’ Proposals

Stockholders may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, no later than August 15, 2019.  If the date of next year’s annual meeting is moved more than 30 days before the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials.  Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Corporate Secretary, GB Sciences, Inc., 3550 W. Teco Avenue, Las Vegas, Nevada 89118, telephone number (866) 721-0297.   Stockholders may propose director candidates for consideration by our Board.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

John Poss

Chief Executive Officer

GB SCIENCES, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 13, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John Poss and Ksenia Griswold, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GB SCIENCES, INC. that the stockholders(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific time on December 13, 2018, at Del Frisco’s Steakhouse,

3925 Paradise Road, Las Vegas, NV 89169 and any adjournment or postponement of the annual meeting.

The proxies are authorized to vote in their discretion: (i) to ratify the appointment of Soles, Heyn & Company LLP as our independent registered public accounting firm for the fiscal year ended March 31, 2019; and (ii) on other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting for which voting direction is not noted on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.  To indicate your preference, mark [X] in the space provided.

The Board of Directors recommends a vote “FOR” the following proposal:

1.To ratify the appointment of Soles, Heyn & Company LLP as our independent registered public accounting firm for the fiscal year ended March 31, 2019.

[   ] FOR                         [   ] AGAINST                        [   ] ABSTAIN

Date: _____________________

Signature _____________________________ Signature (joint owners)________________________________

Print name ____________________________ Print name                     ________________________________

(Please date this proxy card and sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.)